Exhibit 99.1

NASDAQ: INM 1445 – 885 West Georgia St. Vancouver, BC, Canada V6C 3E8 Tel: +1.604.669.7207 Email: info@inmedpharma.com www.inmedpharma.com

InMed Pharmaceuticals Appoints Mr. John Bathery to Board of Directors

Vancouver, British Columbia – October 16, 2025. InMed Pharmaceuticals Inc. (NASDAQ: INM) (“InMed” or the “Company”), a pharmaceutical company focused on developing a pipeline of proprietary small molecule drug candidates for diseases with high unmet medical needs, today announced the appointment of Mr. John Bathery to its Board of Directors, effective immediately.

Mr. Bathery brings more than 30 years of experience in the pharmaceutical industry, including over 15 years in corporate development and strategic partnerships. He currently serves as Head of Global Business Development Operations & Externalization at Takeda Pharmaceuticals, where he has overseen pipeline and commercial divestitures, global alliance management, and integration of corporate transactions. Over his career, he has led and closed transactions with financial terms exceeding $60 billion across M&A, licensing, divestments, and collaborations.

Mr. Bathery’s extensive background in evaluating preclinical and early-stage assets, structuring value-creating partnerships, and leading cross-functional global initiatives will be highly relevant as InMed advances both its INM-901 program for Alzheimer’s disease and INM-089 program in Age-Related Macular Degeneration (“AMD”) toward clinical readiness and explores potential partnerships.

Andrew Hull, Chairman of the Board of InMed, commented:

“We are delighted to welcome John to InMed’s Board. His extensive deal-making expertise and proven ability to structure partnerships at the preclinical stage will be instrumental as we advance our development programs and pursue strategic collaborations. John’s experience in global business development and corporate development will be a strong asset as we position the Company for future growth.”

Mr. John Bathery, commented:

“I am pleased to join InMed’s Board at this pivotal stage in the Company’s growth. The consistent positive results seen with INM-901 across multiple parameters are particularly encouraging and highlight the strength of InMed’s research. I look forward to supporting the team as we advance InMed’s programs and explore strategic opportunities to maximize their potential.”

About InMed:

InMed Pharmaceuticals is a pharmaceutical company focused on developing a pipeline of proprietary small molecule drug candidates targeting the CB1/CB2 receptors. InMed’s pipeline consists of three separate programs in the treatment of Alzheimer’s, ocular and dermatological indications. For more information, visit www.inmedpharma.com.

Investor Contact:

Colin Clancy

Vice President, Investor Relations

and Corporate Communications

T: +1.604.416.0999

E: ir@inmedpharma.com

Cautionary Note Regarding Forward-Looking Information:

This news release contains "forward-looking information" and "forward-looking statements" (collectively, "forward-looking information") within the meaning of applicable securities laws. Forward-looking statements are frequently, but not always, identified by words such as “expects”, “anticipates”, “believes”, “intends”, “potential”, “possible”, “would” and similar expressions. Such statements, based as they are on current expectations of management, inherently involve numerous risks, uncertainties and assumptions, known and unknown, many of which are beyond our control. Forward-looking information is based on management's current expectations and beliefs and is subject to a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements.

Additionally, there are known and unknown risk factors which could cause InMed’s actual results, performance, or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking information contained herein. A complete discussion of the risks and uncertainties facing InMed’s stand-alone business is disclosed in InMed’s Annual Report on Form 10-K, in Item 1. of the Annual Report for the period ended June 30, 2025, and other filings with the Securities and Exchange Commission on www.sec.gov.

All forward-looking information herein is qualified in its entirety by this cautionary statement, and InMed disclaims any obligation to revise or update any such forward-looking information or to publicly announce the result of any revisions to any of the forward-looking information contained herein to reflect future results, events or developments, except as required by law.